Exhibit 99.1
Chord Energy Provides Preliminary 3Q26 Operational and Financial Results

Houston, Texas – October 19, 2026 - Chord Energy Corporation (NASDAQ: CHRD) ("Chord," "Chord Energy," or the "Company") today provided an update on operational and financial performance in 3Q26.

Highlights:
•Operational Strength: Volumes exceeded the high-end of guidance across oil, natural gas and NGLs, and CapEx was in line with guidance;
•Shareholder Returns: $205MM of share repurchases at an average price of $135.74/share during 3Q26 and another $44.3MM QTD in 4Q26 at an average price of $142.32/share;
•Announced divestiture of non-operated Marcellus assets for total gross consideration of $550MM, including $55MM deposit paid during 3Q26; and
•Cash and cash equivalents of $804.7MM and total debt of $1,482.2MM on 9/30/26.

“The entire organization delivered another strong quarter of operational and financial performance,” said Michael Lou, Chord Energy’s President & Chief Executive Officer. “Strong performance across new and existing wells and better than expected downtime performance drove volumes above the top-end of guidance. Strong volumes, in line capital and favorable price realizations drove adjusted free cash flow above expectations. Chord continues to be focused on disciplined capital allocation, operational efficiency, and attractive return of capital, and our balance sheet continues to strengthen with robust adjusted free cash flow generation and strategic actions.”

3Q26 Operational and Financial Update:
The following table presents select preliminary operational and financial data compared to guidance released in August 2026:

Preliminary 3Q26 CapEx includes approximately $4.5MM of reimbursable non-op CapEx. Additionally, Marcellus-related preliminary CapEx exceeded expectations by approximately $6MM during 3Q26. These two items together would adjust Preliminary 3Q26 CapEx downward by approximately $10.5MM. NYMEX WTI averaged $85.69/Bbl and NYMEX Henry Hub averaged $2.96/MMBtu during 3Q26. Lastly, during 3Q26, Chord had a loss on realized hedges of $48.7MM and received distributions from its investment in equities securities of $2.3MM-$2.5MM.

Preliminary Financial Data
The Company’s condensed consolidated financial statements for the three-month period ended September 30, 2026 are not yet available. The Company has prepared the preliminary financial data presented in this press release based on the most current information available to management. Accordingly, the operational and financial results presented in this press release are subject to the completion of the Company's normal financial reporting processes and any adjustments that may result from the completion of the quarterly review and finalization of our consolidated financial statements. As a result, the Company's actual financial results could be different from this preliminary financial data, and any differences could be material.  The preliminary financial information has been prepared by and is the responsibility of the Company’s management. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to these preliminary results (including any financial data). Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect to these preliminary results.

Non-GAAP Financial Measures
Non-GAAP financial measures, including adjusted free cash flow referenced in this press release,  are not prepared in accordance with GAAP and are used by management and external users of the Company's financial statements, such as industry analysts, investors, lenders and rating agencies. The Company believes that these measures are useful supplemental measures that provide an indication of the results generated by the Company's principal business activities. However, these measures are not recognized by GAAP and do not have a standardized meaning prescribed by GAAP. Therefore, these measures may not be comparable to similar measures provided by other issuers.

Adjusted Free Cash Flow
The Company defines adjusted free cash flow as Adjusted EBITDA less Cash Interest and CapEx
(excluding capitalized interest and acquisition capital).

Adjusted free cash flow is not a measure of cash flows from operating activities as determined by
GAAP. Management believes that the presentation of adjusted free cash flow provides useful additional information to investors and analysts for assessing the Company’s results of operations, financial performance, and its ability to generate cash from its business operations without regard to its financing methods or capital structure.

Contact:

Chord Energy Corporation
Bob Bakanauskas, VP, Finance
(281) 404-9600
IR@chordenergy.com

Forward-Looking Statements and Cautionary Statements
Certain statements in this press release, other than statements of historical facts, that address activities, events or developments that Chord expects, believes or anticipates will or may occur in the future, including any statements regarding future opportunities for Chord, future financial performance and condition, guidance and statements regarding Chord's expectations, beliefs, plans, financial condition, objectives, assumptions or future events or performance are forward-looking statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend,"

"estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "likely," "plan," "positioned," "strategy" and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Chord’s preliminary unaudited third quarter financial results, Chord's plans and expectations with respect to the return of capital plan, production levels, anticipated financial and operating results, other guidance, and the effects and anticipated benefits of the Marcellus divestiture. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements are based on certain assumptions made by Chord based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chord, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, the ability to complete or realize the anticipated benefits from the Marcellus divestiture, changes in crude oil, NGL and natural gas realized prices, uncertainty regarding the future actions of foreign oil producers and the related impacts such actions have on the balance between the supply of and demand for crude oil, NGLs, and natural gas, the actions taken by OPEC+ with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with production levels, changes in trade policies and regulations, including increases or change in duties, current and potentially new tariffs or quotas and other similar measures, as well as the potential impact of retaliatory tariffs and other actions, war between Russia and Ukraine, military conflicts in the Red Sea Region, Iran, and the wider Middle East and their effect on commodity prices, changes or uncertainty in general economic and geopolitical conditions, inflation rates and the impact of associated monetary policy responses, including fluctuating interest rates, logistical challenges and supply chain disruptions, including as a result of conflicts, our business strategy, including the continued implementation of our 4-mile well program, the geographic concentration of our operations, uncertainties in estimating proved reserves and forecasting production results, drilling and completion of wells, operational factors affecting the commencement or maintenance of producing wells, the availability of infrastructure and midstream service providers, our ability to realize the anticipated benefits from acquisitions, the condition of the capital markets generally, as well as Chord's ability to access them, the proximity to and capacity of transportation facilities, uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Chord's business and other important factors that could cause actual results to differ materially from those projected as described in Chord's reports filed with the U.S. Securities and Exchange Commission (the "SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and Chord undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Additional information concerning other risk factors is also contained in Chord's most recently filed Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

About Chord Energy
Chord Energy Corporation is an independent exploration and production company with quality and sustainable long-lived assets primarily in the Williston Basin. The Company is uniquely positioned with a best-in-class balance sheet and is focused on rigorous capital discipline and generating free cash flow by operating efficiently, safely and responsibly to develop its unconventional onshore oil-rich resources in the continental United States. For more information, please visit the Company's website at www.chordenergy.com.
Media Contact: IR@chordenergy.com